As filed with the Commission on February 4, 2022

Registration No. 333-261648

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2 TO

FORM S-1

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933

CEA Industries Inc.

(formerly known as Surna Inc.)

(Exact name of registrant as specified in its charter)

Nevada	0700	27-3911608
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

385 South Pierce Avenue, Suite C

Louisville, Colorado 80027

(303) 993-5271

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Anthony K. McDonald

Chief Executive Officer

CEA Industries Inc.

385 South Pierce Avenue, Suite C

Louisville, Colorado 80027
(303) 993-5271

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Andrew Hudders, Esq. Golenbock Eiseman Assor Bell & Peskoe LLP 711 Third Avenue, 17th Floor New York, NY 10017 (212) 907-7300	Rob Condon, Esq. Dentons US LLP 1221 Avenue of the Americas New York, NY 10020 (212) 768-6700

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box:

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Non-accelerated filer ☒	Accelerated filer ☐	Smaller reporting company ☒

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered(1)	Proposed maximum aggregate offering price (2)(3)	Amount of registration fee
Common Stock, par value $0.00001 per share	$23,000,000	$2,132.10
Warrants to purchase shares of Common Stock, par value $0.00001 per share(4)	-	-
Pre-funded warrants to purchase shares of Common Stock, par value $0.00001 per share(4)	-	-
Shares of Common Stock, par value $0.00001 per share, underlying the warrants(5)	$28,750,000	$2,665.13
Shares of Common Stock, par value $0.00001 per share, underlying the pre-funded warrants(6)	$23,000,000	$2,132.10
Warrants to be issued to the representative of the underwriters(4)	$-	$-
Common stock underlying warrants to be issued to the representative of the underwriters(7)	$1,437,500	$133.26
Total:	$76,187,500	$7,062.59

Registration Fee Previously Paid		$7,062.59

(1)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), there are also being registered such indeterminate number of additional securities as may be issued to prevent dilution resulting from share splits, share dividends or similar transactions.
(2)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act. Includes the offering price of any additional shares of common stock, pre-funded warrants and warrants that the underwriters have the right to purchase to cover over-allotments.
(3)	The proposed maximum aggregate offering price of shares of common stock proposed to be sold in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any pre-funded warrants offered and sold in the offering, and the proposed maximum aggregate offering price of the pre-funded warrants to be sold in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any shares of common stock sold in the offering. Accordingly, the proposed maximum aggregate offering price of the shares of common stock and pre-funded warrants (including the shares of common stock issuable upon exercise of the pre-funded warrants), if any, is $23,000,000.
(4)	No registration fee required pursuant to Rule 457(g).
(5)	The warrants are exercisable at a price per share of common stock equal to 125% of the common stock offering price.
(6)	The pre-funded warrants are exercisable at an exercise price of $0.01 per share.
(7)	We have agreed to issue to the representative of the underwriters warrants to purchase shares of common stock representing up to 5% of the common stock and pre-funded warrants issued in the offering. The representative’s warrants are exercisable at a per share exercise price equal to 125% of the public offering price per share of the common stock offered hereby. As estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(g) under the Securities Act, the proposed maximum aggregate offering price of the representative’s warrants is $1,437,500, which is equal to 125% of $1,150,000 (5% of $23,000,000).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

CEA Industies Inc. is filing this Amendment No. 2 to its registration statement on Form S-1 (the “Registration Statement”) as an exhibits-only filing. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, and the filed exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.	Exhibits and Financial Statement Schedules

(a) Exhibits. We have filed the exhibits listed on the accompanying Exhibit Index of this Registration Statement.

1.1 *	Form of Underwriting Agreement

3.1(a)	Articles of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Registration Statement on Form S-1 as filed on January 28, 2010).

3.1(b)	Amendment to Articles of Incorporation (incorporated herein by reference to Exhibit 3.1(b) to the Annual Report on Form 10-K filed April 2, 2018).

3.1(c)	Certificate of Designations of Preferences, Rights, and Limitations of Preferred Stock (incorporated herein by reference to Exhibit 3.2 to the Current Report on Form 8-K as filed on May 12, 2014).

3.1(d)	Certificate of Designations of Preferences, Rights, and Limitations of Class B Preferred Stock (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K as filed on September 30, 2021).

3.1(e)	Amendment to Articles of Incorporation to increase capitalization and redeem Class A Preferred Stock (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K filed November 4, 2021).

3.1(f)	Amendment to Articles of Incorporation to change corporate name (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K filed November 12, 2021).

3.1(g)**	Amendment to Articles of Incorporation to effect a reverse split and fix capitalization.

3.2	Bylaws, as amended (incorporated herein by reference to Exhibit 3.2 to the Annual Report on Form 10-K filed April 2, 2018).

4.1	Specimen Stock Certificate (incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-1 filed on January 28, 2010).

4.2	Description of Securities (incorporated herein by reference to Exhibit 4.7 to the Annual Report on Form 10-K filed March 24, 2021).

4.3 *	Form of the Underwriter Representative Warrant.

4.4	Form of Investor Warrant Agreement, dated as of September 28, 2021 (incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K filed November 4, 2021).

4.5	Form of Placement Agent Warrant Agreement, dated as of September 28, 2021, by and between Surna Inc and ThinkEquity and designees (incorporated herein by reference to Exhibit 10.6 to the Current Report on Form 8-K filed November 4, 2021).

4.6 **	Form of Warrant Agency Agreement for the Investor Warrants.

4.7 **	Form of Warrant (included in Exhibit 4.6).

4.8 **	Form of Pre-Funded Warrant.

5.1 **	Opinion of Golenbock Eiseman Assor Bell & Peskoe LLP.

10.1 #	Executive Employment Agreement between the Company and Anthony K. McDonald dated effective November 24, 2021 (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed November 26, 2021).

II-1

10.2 #	Executive Employment Agreement between the Company and Brian Knaley, dated June 28, 2021 (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed June 24, 2021).

10.3	Surna Inc. 2017 Equity Incentive Plan (incorporated herein by reference to Exhibit 99.1 to the Registration Statement on Form S-8 filed on August 3, 2017).

10.4	Surna Inc. 2021 Equity Incentive Plan (incorporated herein by reference to Exhibit B to the Proxy Statement of the Registrant, for the annual meeting to be held May 28, 2021 filed on April 7, 2021).

10.5	Stock Repurchase Agreement by and among the Company, Brandy M. Keen and Stephen B. Keen dated May 29, 2018 (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed May 31, 2018).

10.6	Preferred Stock Option Agreement by and among the Company, Brandy M. Keen and Stephen B. Keen dated May 29, 2018 (incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K filed May 31, 2018).

10.7	Form of Securities Purchase Agreement, dated as of September 28, 2021, by and between Surna Inc. and the institutional investor (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed November 4, 2021).

10.8	Form of Registration Rights Agreement, dated as of September 28, 2021, by and between Surna Inc. and the institutional investor (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed November 4, 2021).

10.9	Form of Placement Agent Agreement, dated as of September 28, 2021, by and between Surna Inc. and ThinkEquity (incorporated herein by reference to Exhibit 10.5 to the Current Report on Form 8-K filed November 4, 2021).14.1 Code of Business Code and Ethics adopted February 13, 2018 (incorporated herein by reference to Exhibit 14 to the Current Report on Form 8-K filed February 14, 2018).

21.1	Subsidiaries (incorporated herein by reference to Exhibit 21,1 to the Annual Report on Form 10-K filed March 24, 2021).

23.1 **	Consent of (ACM LLP) Independent Registered Public Accounting Firm.

23.2 **	Consent of Sadler, Gibb & Associates, L.L.C. , Independent Registered Public Accounting Firm.

23.2 **	Consent of Golenbock Eiseman Asssor Bell & Peskoe LLP (incorporated by reference to Exhibit 5.1 of this Registration Statement, in which it is included)

24.1 **	Power of Attorney (included on signature page of this Form S-1).

101.INS**	XBRL Instances Document

101.SCH**	XBRL Taxonomy Extension Schema Document

101.CAL**	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF**	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB**	XBRL Taxonomy Extension Label Linkbase Document

101.PRE**	XBRL Taxonomy Extension Presentation Linkbase Document

#	Denotes a management contract or compensatory plan or arrangement.
*	Filed herewith.
**	Previously filed
+	To be filed by amendment

(b) Financial Statement Schedules. All financial statement schedules are omitted because the information called for is not required or is shown either in the consolidated financial statements or in the notes thereto.

II-2

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Louisville, State of Colorado, on the 4th day of February 2022.

CEA INDUSTRIES INC.

By:	/s/ Anthony K. McDonald
Anthony K. McDonald,
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Anthony K. McDonald	Chief Executive Officer and Director	February 4, 2022
Anthony K. McDonald	(Principal Executive Officer)

/s/ Brian Knaley	Chief Financial Officer	February 4, 2022
Brian Knaley	(Principal Financial and Accounting Officer)

*	Director	February 4, 2022
James R. Shipley

*	Director	February 4, 2022
Nicholas J. Etten

*	Director	February 4, 2022
Marion Mariathasan

*	Director	February 4, 2022
Troy L. Reisner

By	Power of Attorney

By	/s/ Anthony K. McDonald
Anthony K. McDonald
Attorney-in-Fact

II-3

EXHIBIT INDEX

1.1 *	Form of Underwriting Agreement

3.1(a)	Articles of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Registration Statement on Form S-1 as filed on January 28, 2010).

3.1(b)	Amendment to Articles of Incorporation (incorporated herein by reference to Exhibit 3.1(b) to the Annual Report on Form 10-K filed April 2, 2018).

3.1(c)	Certificate of Designations of Preferences, Rights, and Limitations of Preferred Stock (incorporated herein by reference to Exhibit 3.2 to the Current Report on Form 8-K as filed on May 12, 2014).

3.1(d)	Certificate of Designations of Preferences, Rights, and Limitations of Class B Preferred Stock (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K as filed on September 30, 2021).

3.1(e)	Amendment to Articles of Incorporation to increase capitalization and redeem Class A Preferred Stock (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K filed November 4, 2021).

3.1(f)	Amendment to Articles of Incorporation to change corporate name (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K filed November 12, 2021).

3.1(g)**	Amendment to Articles of Incorporation to effect a reverse split and fix capitalization.

3.2	Bylaws, as amended (incorporated herein by reference to Exhibit 3.2 to the Annual Report on Form 10-K filed April 2, 2018).

4.1	Specimen Stock Certificate (incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-1 filed on January 28, 2010).

4.2	Description of Securities (incorporated herein by reference to Exhibit 4.7 to the Annual Report on Form 10-K filed March 24, 2021).

4.3 *	Form of the Underwriter Representative Warrant.

4.4	Form of Investor Warrant Agreement, dated as of September 28, 2021 (incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K filed November 4, 2021).

4.5	Form of Placement Agent Warrant Agreement, dated as of September 28, 2021, by and between Surna Inc and ThinkEquity and designees (incorporated herein by reference to Exhibit 10.6 to the Current Report on Form 8-K filed November 4, 2021).

4.6 **	Form of Warrant Agency Agreement for the Investor Warrants.

4.7 **	Form of Warrant (included in Exhibit 4.6).

4.8 **	Form of Pre-Funded Warrant.

5.1 **	Opinion of Golenbock Eiseman Assor Bell & Peskoe LLP.

10.1 #	Executive Employment Agreement between the Company and Anthony K. McDonald dated effective November 24, 2021 (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed November 26, 2021).

10.2 #	Executive Employment Agreement between the Company and Brian Knaley, dated June 28, 2021 (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed June 24, 2021).

10.3	Surna Inc. 2017 Equity Incentive Plan (incorporated herein by reference to Exhibit 99.1 to the Registration Statement on Form S-8 filed on August 3, 2017).

10.4	Surna Inc. 2021 Equity Incentive Plan (incorporated herein by reference to Exhibit B to the Proxy Statement of the Registrant, for the annual meeting to be held May 28, 2021 filed on April 7, 2021).

10.5	Stock Repurchase Agreement by and among the Company, Brandy M. Keen and Stephen B. Keen dated May 29, 2018 (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed May 31, 2018).

10.6	Preferred Stock Option Agreement by and among the Company, Brandy M. Keen and Stephen B. Keen dated May 29, 2018 (incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K filed May 31, 2018).

10.7	Form of Securities Purchase Agreement, dated as of September 28, 2021, by and between Surna Inc. and the institutional investor (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed November 4, 2021).

10.8	Form of Registration Rights Agreement, dated as of September 28, 2021, by and between Surna Inc. and the institutional investor (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed November 4, 2021).

10.9	Form of Placement Agent Agreement, dated as of September 28, 2021, by and between Surna Inc. and ThinkEquity (incorporated herein by reference to Exhibit 10.5 to the Current Report on Form 8-K filed November 4, 2021).14.1 Code of Business Code and Ethics adopted February 13, 2018 (incorporated herein by reference to Exhibit 14 to the Current Report on Form 8-K filed February 14, 2018).

21.1	Subsidiaries (incorporated herein by reference to Exhibit 21,1 to the Annual Report on Form 10-K filed March 24, 2021).

23.1 **	Consent of (ACM LLP) Independent Registered Public Accounting Firm.

23.2 **	Consent of Sadler, Gibb & Associates, L.L.C. , Independent Registered Public Accounting Firm.

23.2 **	Consent of Golenbock Eiseman Asssor Bell & Peskoe LLP (incorporated by reference to Exhibit 5.1 of this Registration Statement, in which it is included)

24.1 **	Power of Attorney (included on signature page of this Form S-1).

101.INS**	XBRL Instances Document

101.SCH**	XBRL Taxonomy Extension Schema Document

101.CAL**	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF**	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB**	XBRL Taxonomy Extension Label Linkbase Document

101.PRE**	XBRL Taxonomy Extension Presentation Linkbase Document

#	Denotes a management contract or compensatory plan or arrangement.
*	Filed herewith.
**	Previously filed
+	To be filed by amendment